UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2019
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MASIMO CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 297-7000
Not Applicable
(Former name or former address, if changed since last report)
 ______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02....Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth below under Item 5.07 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Masimo Corporation (the “Company”) held its 2019 Annual Meeting of Stockholders on May 30, 2019 (the “Meeting”). At the Meeting, a total of 49,069,008 shares, or approximately 92.0% of the Company’s common stock issued and outstanding as of the record date, were represented in person or by proxy. At the Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2019. Set forth below is a brief description of each matter voted upon at the Meeting and the voting results with respect to each matter.
Proposal No. 1: To elect the following nominees as Class III directors to serve until the Company’s 2022 Annual Meeting of Stockholders.

Nominee	For	Against	Abstentions	Broker Non-Votes
Mr. Adam Mikkelson	42,918,554	1,806,421	18,892	4,325,141
Mr. Craig Reynolds	42,918,468	1,806,457	18,942	4,325,141
Proposal No. 2: To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 28, 2019.

For	Against	Abstentions
48,581,864	344,764	142,380
Proposal No. 3: To vote on an advisory resolution to approve named executive officer compensation.

For	Against	Abstentions	Broker Non-Votes
38,254,118	5,787,973	701,776	4,325,141
Proposal No. 4: To vote on a stockholder proposal for proxy access.

For	Against	Abstentions	Broker Non-Votes
23,663,902	20,689,012	390,953	4,325,141

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: June 3, 2019	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President, Finance & Chief Financial Officer
(Principal Financial Officer)